FIRST UNION

                                 LOAN AGREEMENT



First Union National Bank of Maryland
1970 Chain Bridge Road
McLean, Virginia 22102
(Hereinafter referred to as the "Bank")

Sherwood Brands, Inc.
6110 Executive Boulevard
Rockville, Maryland 20852

Sherwood Brands Overseas, Inc.
6110 Executive Boulevard
Rockville, Maryland 20852
(Individually and collectively "Borrower")

This Loan Agreement ("Agreement") is entered into effective November 29, 1996, by and between Bank and Borrower, a Corporation organized under the laws of North Carolina, and a Corporation organized under the laws of the Bahamas, respectively.

Borrower has applied to Bank for extensions of credit as follows:

Line of Credit - in the principal amount of $2,000,000.00 which is evidenced by the Promissory Note dated November 29, 1996 ("Line of Credit Note"), under which Borrower may borrow, repay, and reborrow, from time to time, so long as the total indebtedness outstanding at any one time does not exceed the principal amount. The Loan proceeds are to be used by Borrower solely for collection of accounts receivable and the purchase of inventory, to include raw materials. Bank's obligation to advance or readvance under the Line of Credit Note shall terminate if Borrower is in Default under the Line of Credit Note.

Letters of Credit - letters of credit issued and to be issued for the benefit of Borrower in the amount of $2,000,000.00 and the reimbursement obligations thereunder.

Foreign Exchange Obligations - forward foreign exchange and foreign exchange option transactions and any other swap agreements (as defined in 11 U.S.C. ss.
101).

The foregoing are referred to herein individually and collectively as the "Note" or the "Loan".

This Agreement also amends and restates in its entirety that certain Loan Agreement dated November 30, 1995 and applies to govern all of the loans thereby.

This Agreement applies to the Loan and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note. The term "Borrower" shall include its Subsidiaries and Affiliates. As used in this Agreement as to Borrower, "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Borrower. As to Borrower, "Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein.

Relying upon the covenants, agreements, representations and warranties contained in this Agreement, Bank is willing to extend credit to Borrower upon the terms and subject to the conditions set forth herein, and Bank and Borrower agree as follows:

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REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: Accurate Information. All information now and hereafter furnished to Bank is and will be true, correct and complete. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. Authorization; Non-Contravention. The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized by all necessary action taken by the duly authorized officers of Borrower and any guarantors and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower and any guarantors; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's or guarantor's assets, or (iii) give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. Asset Ownership. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed to Bank by Borrower in writing ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen. Discharge of Liens and Taxes. Borrower has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. Sufficiency of Capital. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Loan, will not be, insolvent within the meaning of 11 U.S.C. ss. 101(32). Compliance with Laws. Borrower is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C. ss. 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. Organization and Authority. Each corporate or limited liability company Borrower and any guarantor, as applicable, is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each corporate or limited liability company Borrower and any guarantor, if any, is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. No Litigation. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: Business Continuity. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. Maintain Properties. Maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements,

                                     Page 2

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additions and improvements thereto, to the extent allowed by this Agreement.
Access to Books & Records. Allow Bank, or its agents, during normal business hours, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank to make copies thereof at Bank's expense. Insurance. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as Bank may reasonably require. Notice of Default and Other Notices. (a) Notice of Default. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto. (b) Other Notices. Promptly notify Bank in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting Borrower; and (v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's structure. Compliance with Other Agreements. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the Note. Payment of Debts. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. Reports and Proxies. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority. Other Financial Information. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. Non-Default Certificate From Borrower. Deliver to Bank, with the Financial Statements required herein, a certificate signed by Borrower, if Borrower is an individual, or by a principal financial officer of Borrower warranting that no "Default" as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both; would constitute such a Default, has occurred. Estoppel Certificate. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations. Deposit Relationship. Maintain its primary depository account and cash management account with Bank. Examinations. Borrower will allow Bank to perform Collateral examinations on an annual basis at the Borrower's expense. The expense of the examination will be preapproved by the Borrower in writing before any examination will commence.

NEGATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: Default on Other Contracts or Obligations. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed. Judgment Entered. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower. Government Intervention. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. Prepayment of Other Debt. Retire any long-term debt entered into prior to the date of this Agreement at a date in advance of its legal obligation to do so. Retire or Repurchase Capital Stock. Retire or otherwise

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acquire any of its capital stock. Guarantees. Guarantee or otherwise become responsible for obligations of any other person, corporation or entity except for the endorsement of negotiable instruments by Borrower or its subsidiary, if any, in the ordinary course of business for collection, as unconditional guarantor of debt incurred by Sherwood Foods, Inc. in the aggregate amount of $2,165,000.00 and as conditional guarantor of debt incurred by Sherwood Foods, Inc. for an aggregate of $1,360,000.00. The latter conditional guarantee is subject to wording acceptable to the Bank that the Borrower is obligated only to not impede creditor access to certain items of machinery and equipment to be acquired by Sherwood Foods, Inc. in the event of default on said loans or leases with no other responsibility to perform. Encumbrances. Create, assume, or permit to exist any mortgage, security deed, deed of trust, pledge, lien, charge or other encumbrance on any of its assets, whether now owned or hereafter acquired, other than: (i) security interests required by the Loan Documents; (ii) liens for taxes contested in good faith; (iii) liens accruing by law for employee benefits; or (iv) Permitted Liens as defined in this Agreement.

FINANCIAL COVENANTS. Borrower, on a consolidated basis, agrees to the following provisions from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing: Current Ratio. Borrower shall, at all times, maintain a Current Ratio of not less than 1.50 to
1.00. "Current Ratio" shall mean the ratio of consolidated current assets to consolidated current liabilities. Tangible Net Worth. Borrower shall, at all times, maintain a Consolidated Tangible Net Worth of at least $2,300,000.00. "Consolidated Tangible Net Worth" shall mean, at any time, the Net Worth less the total of (1) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications and licenses, and deferred charges, (2) leasehold improvements, (3) applicable reserves, allowances and other similar properly deductible items to the extent such reserves, allowances, and other similar properly deductible items have not been previously deducted by the Bank in the calculation of Net Worth, (4) any revaluation or other write-up in book value of assets subsequent to the date of the most recent financial statements deliver to the Bank, and (5) the amount to fall loans, advances to, or investments in, any individual or entity, excluding cash equivalents and deposit accounts maintained by the Borrower and its consolidated subsidiaries with any financial institution and (6) accounts receivable from an affiliate of the Borrower, excluding debt fully subordinated to Bank, after subtracting therefrom the aggregate amount of any intangible assets of Borrower, and its subsidiaries, (including without limitation, goodwill, franchise, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names). Debt/Worth Ratio. Borrower shall at all times maintain a Consolidated Total Liabilities, including debt fully subordinated to Bank, to Consolidated Tangible Net Worth ratio of not more than 2.50 to 1.00. For purposes of this computation, "Consolidated Total Liabilities" shall mean all liabilities of the Borrower and its subsidiaries, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities of the balance sheet of the Borrower and its subsidiaries, in accordance with generally accepted accounting principles applied on a consistent basis. Fixed Assets. Borrower shall not during any fiscal year, expend on gross fixed assets (including fixed gross leases to be capitalized under generally acceptable accounting principals and leasehold improvements) an amount exceeding $75,000.00 in the aggregate. Leases. Borrower shall not incur, create, or assume any direct or indirect liability for the payment of rent or otherwise, under any lease or rental arrangement (excluding capitalized leases) if immediately thereafter the sum of such lease or rental payments to be made by Borrower during any 12-month period is increased by $50,000.00 in the aggregate. Limitation on Debt. Borrower shall not, directly or indirectly, create, incur, assume or become liable for, contingent or otherwise, for any funded debt if, upon giving effect to such incurrence on a pro forma basis, the aggregate amount of debt incurred shall exceed $100,000.00. Loans and Advances. Borrower shall not make loans or advances, excepting ordinary course of business travel and expense advances, to any person or entity, which total more than $25,000.00 in the aggregate, with the exception of loans or advances to Borrower's affiliate, Sherwood Foods, Inc. in which the aggregate limit shall be $500,000.00.

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ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations and that of its affiliate, Sherwood Foods, Inc. during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Borrower or its Subsidiaries, if any. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank unaudited management-prepared quarterly financial statements on its operations and that of its affiliate, Sherwood Foods, Inc., including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 45 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Borrower.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

BORROWING BASE. As to the Line of Credit Note in the principal amount of $2,000,000.00, and any Letters of Credit issued, the following provisions shall apply:

Borrowing Limitation. The maximum principal amount that Borrower may borrow shall be the lesser of the principal amount stated in the Line of Credit Note or the maximum principal amount allowed under this addendum (the "Maximum Principal Amount").

The Maximum Principal Amount shall be an amount equal to 80% of domestic accounts receivable, cross-aged, less than 61 days past due; plus 70% of domestically-owned and held finished goods inventory; less the aggregate amount of all outstanding letters of credit. Inventory advances are capped at $1,500,000.00 with the exception of the months of June, July, and August during which there will be no advance rate cap on inventory. Cross-aged shall be defined as accounts where no more than 30% of their original invoices are more than 61 days past due from the original date of invoice.

"Eligible Account" refers to an account receivable not more than 61 days from the date of the original invoice that arises in the ordinary course of Borrower's business and meets the following eligibility requirements: (a) the sale of goods or services reflected in such account is final and such goods and services have been delivered or provided and accepted by the account debtor and payment for such is owing; (b) the invoices comprising an account are not subject to any claims, returns or disputes of any kind; (c) the account debtor is not insolvent; (d) the account debtor has its principal place of business in the United States; (e) the account debtor is not an affiliate of Borrower and is not a supplier to Borrower and the account is not otherwise exposed to risk of set-off; (f) not more than thirty percent of the original invoices owing Borrower by the account debtor are more than sixty days from the date of the original invoice.

"Eligible Inventory" means inventory of raw material and finished goods in Borrower's possession that is held for use or sale in the ordinary course of Borrower's business and is not unmerchantable or obsolete and is subject to a first priority perfected security interest in favor of Bank. The value of the inventory will be determined by Bank and will be valued at the lower of cost or market on a first-in, first-out basis.

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Required Reports. Borrower shall certify to Bank by the tenth day of each month, the amount of Eligible Accounts and the value of Eligible Inventory as of the first day of each month, in a Inventory Report and an Accounts Receivable Aging Listing Report together with all detail and supporting documents requested by Bank. Bank may at any time and from time to time, during Bank's normal business hours, enter upon any business premises of Borrower and audit Borrower's accounts and inventory. Bank's determination of the amount of Eligible Accounts and the value of Eligible Inventory shall at all times be indisputable and deemed correct. The Borrower, at all times, shall cooperate with Bank without limitation by providing Bank information and access to Borrower's premises and business records and shall be courteous to Bank's agents.

Continuing Representations. Borrower warrants and represents as a continuing warranty, that so long as principal is outstanding under the Line of Credit Note, the outstanding principal balance shall not exceed the lesser of the Maximum Principal Amount or the principal amount stated in the Line of Credit Note (the "Borrowing Limit"). Borrower agrees to pay any advances in excess of the Borrowing Limit immediately upon receipt by Borrower of written notice that the Borrowing Limit has been exceeded.

CONDITIONS PRECEDENT. The obligations of Bank to make the Loan and any advances pursuant to this Agreement are subject to the following conditions precedent:
Additional Documents. Receipt by Bank of such additional supporting documents as Bank or its counsel may reasonably request.

IN WITNESS WHEREOF, Borrower and Bank, effective as of the day and year first written above, have caused this Agreement to be executed under seal.



                                     Sherwood Brands, Inc.
                                     Taxpayer Identification Number: 56-1422582

CORPORATE                            By: /s/ Anat Schwartz
SEAL                                     ------------------------------------
                                     Title: Vice President
                                            ---------------------------------



                                     Sherwood Brands Overseas, Inc.
                                     Taxpayer Identification Number: ____

CORPORATE                            By: /s/ Anat Schwartz
SEAL                                     ------------------------------------
                                     Title: Director
                                            ---------------------------------


First Union National Bank of Maryland

By:
    ---------------------------------
Title:
      -------------------------------

FIRST UNION
                                 PROMISSORY NOTE

$2,000,000.00

November 29, 1996

Sherwood Brands, Inc.
6110 Executive Boulevard, Suite 1080
Rockville, Maryland 20852

Sherwood Brands Overseas, Inc.
6110 Executive Boulevard, Suite 1080
Rockville, Maryland 20852
(Individually and collectively "Borrower")

First Union National Bank of Maryland
1970 Chain Bridge Road
McLean, Virginia 22102
(Hereinafter referred to as the "Bank")

RENEWAL/MODIFICATION. This Promissory Note renews, extends and/or modifies that certain Promissory Note dated November 30, 1995, evidencing an original principal indebtedness of $2,000,000.00. This Promissory Note is not a novation.

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of Two Million and No/100 Dollars ($2,000,000.00) or such sum as may be advanced from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

SECURITY. Sherwood Brands, Inc. has granted Bank a security interest in the collateral described in the Loan Documents, including, but not limited to, personal property collateral described in that certain Security Agreement dated November 30, 1995; Sherwood Brands Overseas, Inc. has granted Bank a security interest in the collateral described in the Loan Documents, including, but not limited to, personal property collateral described in that certain Security Agreement dated November 29, 1996; and Uziel and Ilana Frydman have granted Bank a security interest in real property described in that certain Indemnity Deed of Trust dated November 30, 1995.

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the rate of Bank's Prime Rate as that rate may change from time to time with changes to occur on the date Bank's Prime Rate changes ("Interest Rate"). Bank's Prime Rate shall be that rate announced by Bank from time to time as its Prime Rate and is one of several interest rate bases used by Bank. Bank lends at rates both above and below Bank's Prime Rate, and Borrower acknowledges that Bank's Prime Rate is not represented or intended to be the lowest or most favorable rate of interest offered by Bank.

DEFAULT RATE. In addition to all other rights contained in this Note, if a Default (defined herein) occurs and as long as a Default continues, all outstanding Obligations shall bear interest at the Interest Rate plus 3% ("Default Rate"). The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST COMPUTATION. (Actual/360). Interest shall be computed on the basis of a 360-day year for the actual number of days in the interest period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of the Actual/360 Computation produces an annualized effective interest rate exceeding that of the nominal rate.

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of accrued interest only commencing on December 31, 1996, and on the last day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on November 30, 1997.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

LOAN DOCUMENTS AND OBLIGATIONS. The term "Loan Documents" used in this Note and other Loan Documents refers to all documents executed in connection with the loan evidenced by this Note and may include, without limitation, a commitment letter that survives closing, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, but however, does not include swap agreements as defined in 11 U.S.C. ss. 101 whenever executed.

The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations as defined in the respective Loan Documents, and all obligations under any swap agreements as defined in 11 U.S.C. ss. 101 between Borrower and Bank whenever executed.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 15 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

If this Note is secured by owner-occupied residential real property located outside the state in which the office of Bank first shown above is located, the late charge laws of the state where the real property is located shall apply to this Note, or if permitted under the law of that state, 5% of each payment past due for 10 or more days.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. Regardless of any other provision of this Note or other Loan Documents, if for any reason the effective interest should exceed the maximum lawful interest, the effective interest shall be deemed reduced to, and shall be, such maximum lawful interest, and (i) the amount which would be excessive interest shall be deemed applied to the reduction of the principal balance of this Note and not to the payment of interest, and (ii) if the loan evidenced by this Note has been or is thereby paid in full, the excess shall be returned to the party paying same, such application to the principal balance of this Note or the refunding of excess to be a complete settlement and acquittance thereof.

BORROWER'S ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates.

CURE PERIOD. "Cure Period" shall be ten (10) days from the mailing of notice or courier by next day delivery of the applicable event with respect to payment defaults and thirty (30) days from the mailing of notice of the applicable event with respect to any violation of Affirmative, Negative and Financial Covenants in the Loan Agreement dated November 29, 1996.

DEFAULT. If any of the following occurs and is not cured within the applicable Cure Period, a default ("Default") under this Note shall exist: Nonpayment; Nonperformance. The failure of timely payment or performance of the Obligations under this Note or any other Loan Documents. False Warranty. A warranty or representation made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. Cross Default. At Bank's option, any default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower, any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates ("Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein; "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Borrower). Cessation; Bankruptcy. The death of, appointment of guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against the Borrower, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Borrower, or any party to the Loan Documents. Material Capital Structure or Business Alteration. Without prior written consent of Bank, (i) a material alteration in the kind or type of Borrower's business or that of its Subsidiaries or Affiliates, if any; (ii) the acquisition of substantially all of Borrower's, any Subsidiary's, any Affiliate's, or guarantor's business or assets, or a material portion (10% or more) of such business or assets if such a sale is outside Borrower's, any Subsidiary's, any Affiliate's or any guarantor's, ordinary course of business, or more than 50% of its outstanding stock or voting power in a single transaction or a series of transactions; (iii) the acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (iv) should any Borrower, Subsidiary, Affiliate, or guarantor enter into any merger or consolidation.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan Documents, Bank may at any time thereafter, take the following actions: Bank Lien and Set-off. Exercise its right of set-off or to foreclose its security interest or lien against any account of any nature or maturity of Borrower with Bank without notice. Acceleration Upon Default. Accelerate the maturity of this Note and all other Obligations, and all of the Obligations shall be immediately due and payable. Cumulative. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

CONFESSION OF JUDGMENT. If a Default occurs under this Note, each Borrower hereby authorizes any attorney designated by Bank or any clerk of any court of record to appear for it in any court of record and confess judgment against it without prior hearing, in favor of Bank for and in the amount of the Obligations then outstanding plus interest accrued and unpaid thereon, all other amounts then due and payable under this Note or other Loan Documents, costs of suit and attorneys' fees in an amount equal to 15% of the Obligations then outstanding (which shall be deemed reasonable attorneys' fees for the purposes of this paragraph). The authority and power to appear for and enter judgment against the Borrower shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto. Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as Bank shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant. Notwithstanding any provision or waiver contained herein to the contrary, Borrower shall have all rights and remedies available to a defendant under Rule 2-611 Maryland Rules of Procedure of the Annotated Code of Maryland, as amended.

LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under this Note respectively from time to time, so long as the total indebtedness outstanding at any one time does not exceed the principal amount stated on the face of this Note. Bank's obligation to advance or readvance under this Note shall terminate if Borrower is in Default under this Note.

LOAN AGREEMENT. This Note is subject to the provisions of that certain Loan Agreement between Bank and Borrower dated November 29, 1996.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Except as expressly provided in the Loan Documents, each Borrower or any person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any Borrower or any person liable under this Note or other Loan Documents, all without notice to or consent of any Borrower or any person who may be liable under this Note or other Loan Documents and without affecting the liability of Borrower or any person who may be liable under this Note or other Loan Documents.

MISCELLANEOUS PROVISIONS. Assignment. This Note and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and other Loan Documents are freely assignable, in whole or in part, by Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. Applicable Law; Conflict Between Documents. This Note and other Loan Documents shall be governed by and construed under the laws of the state where Bank first shown above is located without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of the loan agreement or any commitment letter that survives closing, the terms of this Note shall control. Jurisdiction. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state in which the office of Bank first shown above is located. Severability. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. Notices. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. Plural; Captions. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. Binding Contract. Borrower by execution of and Bank by acceptance of this Note agree that each party is bound to all terms and provisions of this Note. Advances. Bank in its sole discretion may make other advances and readvances under this Note pursuant hereto. Posting of Payments. All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. Joint and Several Obligations. Each Borrower is jointly and severally obligated under this Note. Fees and Taxes. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Note and other Loan Documents ("Disputes") between or among parties to this Note shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Note.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, Bank and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Borrower and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, Borrower, as of the day and year first above written, has caused this Note to be executed under seal.



                                     Sherwood Brands, Inc.
                                     Taxpayer Identification Number: 56-1422582

CORPORATE                            By: /s/ Anat Schwartz
SEAL                                     ------------------------------------
                                     Title: Vice President
                                            ---------------------------------



                                     Sherwood Brands Overseas, Inc.
                                     Taxpayer Identification Number: N/A

CORPORATE                            By: /s/ Anat Schwartz
SEAL                                     ------------------------------------
                                     Title: Director
                                            ---------------------------------

                              MODIFICATION NUMBER 1
                  TO THE PROMISSORY NOTE AND THE LOAN AGREEMENT


SHERWOOD BRANDS, LLC, successor-in-interest to Sherwood Brands, Inc. 6110 Executive Boulevard, Suite 1080
Rockville, Maryland 20852

SHERWOOD BRANDS OVERSEAS, INC.
6110 Executive Boulevard, Suite 1080
Rockville, Maryland 20852
(Individually and collectively, "Borrower")

FIRST UNION NATIONAL BANK
1970 Chain Bridge Road
McLean, Virginia 22102
(Hereinafter referred to as the "Bank")

THIS AGREEMENT is entered into as of December 12, 1997 by and between Bank and Borrower.

WHEREAS, Bank is the holder of a Promissory Note executed and delivered by Sherwood Brands, Inc. ("SBI") and Sherwood Brands Overseas, Inc. ("SBO") dated November 29, 1996, in the original principal amount of $2,000,000.00 (the "Note"); and

WHEREAS, in connection with execution of the Note, SBI and SBO also executed and delivered to Bank certain other Loan Documents, including a Loan Agreement, dated November 29, 1996 (the "Loan Agreement");

WHEREAS, by the Assumption and Amendment Agreement dated as of the 31st day of July, 1997 Sherwood Brands, LLC assumed and agreed to perform all of the obligations under the Note, the Loan Agreement and the other Loan Documents of SBI's successor-by-merger, Sherwood Foods, Inc.; and

WHEREAS, Borrower and Bank have agreed to modify the terms of the Promissory Note and the Loan Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, receipt and sufficiency of which is acknowledged, the parties agree as follows:

OUTSTANDING BALANCE. The total outstanding unpaid principal balance under the Note as of December 9, 1997 is $1,369,588.74. The parties acknowledge that interest on the obligations under the Note is paid through November 30, 1997.

MODIFICATIONS.

     1. The Note is hereby modified by deleting the provisions in the Note establishing the repayment terms end substituting the following in their place and stead:

     REPAYMENT TERMS. The Note shall be due and payable in consecutive monthly payments of accrued interest only commencing on December 31, 1997, and on the last day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on November 30, 1998.

     CURE PERIOD. Except as provided below, a Default may be cured within ten
     (10) days from the mailing of notice or courier by next day delivery of the applicable event with respect to payment defaults and thirty (30) days from the mailing of notice ("Right to Notice and Cure") of the applicable event with respect to any violation of Affirmative, Negative and Financial Covenants in the Loan Agreement ("Cure Period"). During the Cure Period Bank shall not exercise its remedies to collect the Obligations except as the Bank reasonably deems necessary to protect its interest in collateral securing the Obligations. The Right to Notice and Cure is applicable only to curable Defaults and only to one occurrence of Default during any one year period. This Right to Notice and Cure shall have no effect with respect to subsequent Defaults within such one year period and shall not be applicable to False Warranty, Cessation or Bankruptcy Defaults.

     AUTOMATIC DEBIT OF CHECKING ACCOUNT FOR LOAN PAYMENT. Borrower authorizes Bank to debit its demand deposit account number 2040000037536 or any other account with Bank (routing number 055003201) designated in writing by Borrower, beginning December 31, 1997 for any payments due under this Note. Borrower further certifies that Borrower holds legitimate ownership of this account and preauthorizes this periodic debit as part of its right under said ownership.

     LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under the Note respectively from time to time until the maturity hereof (each an "Advance" and together the "Advances"), so long as the total indebtedness outstanding under the Note at any one time does not exceed the principal amount stated on the face of the Note. Bank's obligation to make Advances under the Note shall terminate if Borrower is in Default or a representation in any of the Loan Documents is false or has become false. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date.

     2. The section entitled FINANCIAL COVENANTS of the Loan Agreement is hereby amended by deleting the subparagraph(s) entitled Tangible Net Worth and adding the following in its place and stead:

     FINANCIAL COVENANTS. Borrower agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing: Tangible Net Worth. Borrower shall, at all times, maintain Consolidated Tangible Net Worth of at least $2,000,000.00. "Consolidated Tangible Net Worth" shall mean, at any time, the Net Worth less the total of (1) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications and licenses, and deferred charges, (2) leasehold improvements, (3) applicable reserves, allowances and other similar properly deductible items to the extent such reserves, allowances, and other similar properly deductible items have not been previously deducted by the Bank in the calculation of Net Worth, (4) any revaluation or other write-up in book value of assets subsequent to the date of the most recent financial statements delivered to the Bank, and (5) the amount to fall loans, advances to, or investments in, any individual or entity, excluding cash equivalents and deposit accounts maintained by the Borrower and its consolidated subsidiaries with any financial institution, and (6) accounts receivable from an affiliate of the Borrower, excluding debt fully subordinated to Bank, after subtracting therefrom the aggregate amount of any intangible assets of Borrower, and its subsidiaries, (including without limitation, goodwill, franchise, licenses, patents, trademarks, trade names, copyrights, service marks and brand names). Debt/Worth Ratio. Borrower shall at all times maintain a Consolidated Total Liabilities, including debt fully subordinated to Bank, to Consolidated Tangible Net Worth ratio of not more than 1.50 to 1.00. For purposes of this computation, "Consolidated Total Liabilities" shall mean all liabilities of Borrower and its subsidiaries, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet of Borrower and its subsidiaries, in accordance with generally accepted accounting principles applied on a consistent basis. Loans and Advances. Borrower shall not make loans or advances, excepting ordinary course of business travel and expense advances, to any person or entity, which total more than $25,000.00 in the aggregate, with the exception of loans or advances to Borrower's affiliate, Sherwood Foods, Inc., in which case the aggregate limit shall be $700,000.00.

ACKNOWLEDGMENTS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect and are binding upon it, its successors, assigns, administrators and heirs without any defense, counterclaim, right or claim of set-off or of other sum due; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that there have been no changes in the ownership of any collateral pledged to secure the Obligations since the dates of the instruments originally pledging such collateral; and that Borrower has taken all necessary action (corporate or otherwise) to authorize the execution and delivery of this Agreement. This Agreement constitutes only a modification of an existing obligation owing by Borrower to Bank, and is not a novation.

LIENS. Borrower acknowledges and confirms the extent, validity and priority of the Bank's security interests and liens in the collateral pledged, if any, pursuant to the Loan Documents, and agrees that such security interests and liens shall secure the Borrower's Obligations to Bank, including any modification of the Note or Loan Agreement, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of laws principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

DEFINITIONS. The term "Loan Documents" used in this Agreement and other Loan Documents refers to all documents, agreements, and instruments executed in connection with any of the Obligations (as defined herein), and may include, without limitation, modification agreements, a commitment letter that survives closing, a loan agreement, any note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss.
101). The term "Obligations" used in this Agreement refers to any and all indebtedness and other obligations of every kind and description of the Borrower to the Bank or to any Bank affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual, including, without limitation, swap agreements (as defined in 11 U.S.C. ss. 101), arising by tort, arising by operation of law, by overdraft or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs that have been or may hereafter be contracted or incurred. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note and/or other Loan Documents.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and other Loan Documents ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, Bank and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Borrower and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written, and this Agreement is deemed effective as of November 30, 1997.

                                     SHERWOOD BRANDS, LLC
                                     Taxpayer Identification Number: 56-1349259

                                     By: /s/ Anat Schwartz
                                         ---------------------------------(SEAL)
                                     Printed Name: Anat Schwartz
                                                   -----------------------
                                     Title: Vice President
                                            ------------------------------



                                     SHERWOOD BRANDS OVERSEAS, INC.


CORPORATE                            By: /s/ Anat Schwartz
SEAL                                     ----------------------------------
                                     Printed Name: Anat Schwartz
                                                   -----------------------
                                     Title: Director
                                            ------------------------------


                                     FIRST UNION NATIONAL BANK


                                     By:
CORPORATE                               -----------------------------------
SEAL                                    Robert A. Gates, Vice President

                              MODIFICATION NUMBER 2
                              TO THE LOAN AGREEMENT

SHERW0OD BRANDS, LLC, successor-in-interest to Sherwood Brands, Inc. 6110 Executive Boulevard, Suite 1080
Rockville, Maryland 20852

SHERW0OD BRANDS OVERSEAS, INC.
6110 Executive Boulevard, Suite 1080
Rockville, Maryland 20852
(Individually and collectively, "Borrower")

FIRST UNION NATIONAL. BANK
1970 Chain Bridge Road
McLean, Virginia 22102
(Hereinafter referred to as the "Bank")

THIS AGREEMENT is entered into as of December 23, 1997 by and between Bank and Borrower.

WHEREAS, Bank is the holder of a Promissory Note executed and delivered by Sherwood Brands, Inc. ("SBI") and Sherwood Brands Overseas, Inc. ("SBO") dated November 29, 1996, in the original principal amount of $2,000,000.00 (the "Note"); and

WHEREAS, in connection with execution of the Note, SBI and SBO also executed and delivered to Bank certain other Loan Documents, including a Loan Agreement, dated November 29, 1996 (the "Loan Agreement").

WHEREAS, by the Assumption and Amendment Agreement dated as of the 31st day of July, 1997 Sherwood Brands, LLC assumed and agreed to perform all of the obligations under the Note, the Loan Agreement and the other Loan Documents of SBI's successor-by-merger. Sherwood Foods, Inc.; and

WHEREAS, Borrower and Bank have agreed to modify the terms of the Promissory Note and the Loan Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, receipt and sufficiency of which is acknowledged, the parties agree as follows:

OUTSTANDING BALANCE. The total outstanding unpaid principal balance under the Note as of December 9, 1997 is $1,369,588.74. The parties acknowledge that interest on the obligations under the Note is paid through November 30, 1997.

MODIFICATIONS.

     1. The section entitled FINANCIAL COVENANTS of the Loan Agreement is hereby amended by deleting the subparagraph(s) entitled Debt/Worth Ratio and adding the following in their place and stead:

     Debt/Worth Ratio. Borrower shall at all times maintain a Consolidated Total Liabilities, including debt fully subordinated to Bank, to Consolidated Tangible Net Worth ratio of not more than 3.00 to 1.00. For purposes of this computation, "Consolidated Total Liabilities" shall mean all liabilities of Borrower and its subsidiaries, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet of Borrower and its subsidiaries, in accordance with generally accepted accounting principles applied on a consistent basis.

ACKNOWLEDGMENTS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect and are binding upon it, its successors, assigns, administrators and heirs without any defense, counterclaim, right or claim of set-off or of other sum due; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that there have been no changes in the ownership of any collateral pledged to secure the Obligations since the dates of the instruments originally pledging such collateral; and that Borrower has taken all necessary action (corporate or otherwise) to authorize the execution and delivery of this Agreement. This Agreement constitutes only a modification of an existing obligation owing by Borrower to Bank, and is not a novation.

LIENS. Borrower acknowledges and confirms the extent, validity and priority of the Bank's security interests and liens in the collateral pledged, if any, pursuant to the Loan Documents, and agrees that such security interests and liens shall secure the Borrower's Obligations to Bank, including any modification of the Note or Loan Agreement, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of laws principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

DEFINITIONS. The term "Loan Documents" used in this Agreement and other Loan Documents refers to all documents, agreements, and instruments executed in connection with any of the Obligations (as defined herein), and may include, without limitation, modification agreements, a commitment letter that survives closing, a loan agreement, any note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss.
101). The term "Obligations" used in this Agreement refers to any and all indebtedness and other obligations of every kind and description of the Borrower to the Bank or to any Bank affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual, including, without limitation, swap agreements (as defined in 11 U.S.C. ss. 101), arising by tort, arising by operation of law, by overdraft or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs that have been or may hereafter be contracted or incurred. Terms used In this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note and/or other Loan Documents.

ARBITRATION, Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and other Loan Documents ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth In Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, Bank and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Borrower and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written, and this Agreement is deemed effective as of November 30, 1997.

                                     SHERWOOD BRANDS, LLC
                                     Taxpayer Identification Number: 56-1349259

                              By:    /s/ Anat Schwartz                    (SEAL)
                                     -------------------------------------
                                     Anat Schwartz , Vice President-Finance

                                     SHERWOOD BRANDS OVERSEAS, INC.


CORPORATE                            By: /s/ Anat Schwartz
SEAL                                     ----------------------------------
                                         Anat Schwartz, Director



                                     FIRST UNION NATIONAL BANK

                                     By: /s/ Robert A. Gates
CORPORATE                               -----------------------------------
SEAL                                    Robert A. Gates, Vice President

FIRST UNION

                               SECURITY AGREEMENT


November 29, 1996

Sherwood Brands Overseas, Inc.
6110 Executive Boulevard, Suite 1080
Rockville, Maryland 20852
(Individually and collectively "Debtor")

First Union National Bank of Maryland
1970 Chain Bridge Road
McLean, Maryland 22102
(Hereinafter referred to as the "Bank")


For value received and to secure payment and performance of the Promissory Note executed by the Sherwood Brands, Inc. and Debtor dated November 29, 1996, in the original principal amount of $2,000,000.00, and a $2,000,000.00 facility used for the issuance of letters of credit, both payable to Bank, and any extensions, renewals, modifications or novations thereof (the "Note"), this Security Agreement and the other Loan Documents, and any other obligations of Debtor to Bank however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including but not limited to letter of credit reimbursement obligations, forward foreign exchange and foreign exchange option transactions and any other swap agreements (as defined in 11 U.S.C. ss. 101), future advances, and all costs and expenses incurred by Bank to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, "Obligations"), Debtor hereby grants to Bank a continuing security interest in and lien upon the following described property, now owned or hereafter acquired, any additions, accessions, or substitutions thereof and thereto, and all proceeds and products thereof, including cash or non-cash dividends (collectively, "Collateral"):

All accounts, together with all chattel paper and instruments, and all credit insurance, guaranties, letters of credit, and other security for any of the foregoing.

All inventory, including all goods in the possession of the Debtor, in transit, and held by third parties, including all raw materials and work in process to be processed into such inventory, and all accessions, attachments and other additions to, substitutes for, replacements for, improvements to and returns of such inventory, all accounts arising from the disposition of inventory.

Debtor hereby represents and agrees that:

OWNERSHIP. Debtor owns the Collateral or Debtor will purchase and acquire rights in the Collateral within ten days of the date advances are made under the Note. If Collateral is being acquired with the proceeds of an advance under the Note, Debtor authorizes Bank to disburse proceeds directly to the seller of the Collateral. The Collateral is free and clear of all liens, security interests, and claims except those previously reported in writing to Bank, and Debtor will keep the Collateral free and clear from all liens, security interests and claims, other than those granted to Bank.

NAME AND OFFICES. There has been no change in the name of Debtor, or the name under which Debtor conducts business, within the 5 years preceding the date of execution of this Security Agreement and Debtor has not moved its executive offices or residence within the 5 years preceding the date of execution of this Security Agreement except as previously reported in writing to Bank. The taxpayer identification number of Debtor as provided herein is correct.

TITLE/TAXES. Debtor has good and marketable title to Collateral and will warrant and defend same against all claims. Debtor will not transfer, sell, or lease Collateral (except in the ordinary course of business). Debtor agrees to pay promptly all taxes and assessments upon or for the use of Collateral and on this Security Agreement. At its option, Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on Collateral. Debtor agrees to reimburse Bank, on demand, for any such payment made by Bank. Any amounts so paid shall be added to the Obligations.

WAIVERS. Except as expressly provided in the Loan Documents, Debtor waives presentment, demand, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate, and notice of acceleration of maturity. Debtor further agrees not to assert against Bank as a defense (legal or equitable), as a set-off, as a counterclaim, or otherwise, any claims Debtor may have against any seller or lessor that provided personal property or services relating to any part of the Collateral. Debtor waives all exemptions and homestead rights with regard to the Collateral. Debtor waives any and all rights to notice or to hearing prior to Bank's taking immediate possession or control of any Collateral, and to any bond or security which might be required by applicable law prior to the exercise of any of Bank's remedies against any Collateral.

EXTENSIONS, RELEASES. Debtor agrees that Bank may extend, renew or modify any of the Obligations and grant any releases, compromises or indulgences with respect to any security for the Obligations, or with respect to any party liable for the Obligations, all without notice to or consent of Debtor and without affecting the liability of Debtor or the enforceability of this Security Agreement.

NOTIFICATIONS OF CHANGE. Debtor will notify Bank in writing at least 30 days prior to any change in: (i) Debtor's chief place of business and/or residence;
(ii) Debtor's name or identity; or (iii) Debtor's corporate structure. Debtor will keep Collateral at the location(s) previously provided to Bank until such time as Bank provides written advance consent to a change of location. Debtor will bear the cost of preparing and filing any documents necessary to protect Bank's liens.

COLLATERAL CONDITION AND LAWFUL USE. Debtor represents that Collateral is in good repair and condition and that Debtor shall use reasonable care to prevent Collateral from being damaged or depreciating. Debtor shall immediately notify Bank of any material loss or damage to Collateral. Debtor shall not permit any item of equipment to become a fixture to real estate or an accession to other personal property. Debtor represents it is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, Collateral, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C. ss. 801, et seq.) and all applicable federal, state and local laws, and regulations intended to protect the environment.

RISK OF LOSS AND INSURANCE. Debtor shall bear all risk of loss with respect to the Collateral. The injury to or loss of Collateral, either partial or total, shall not release Debtor from payment or other performance hereof. Debtor agrees to obtain and keep in force casualty and hazard insurance on Collateral naming Bank as loss payee. Such insurance is to be in form and amounts satisfactory to Bank. All such policies shall provide to Bank a minimum of 30 days written notice of cancellation. Debtor shall furnish to Bank such policies, or other evidence of such policies satisfactory to Bank. Bank is authorized, but not obligated, to purchase any or all insurance or "Single Interest Insurance" protecting such interest as Bank deems appropriate against such risks and for such coverage and for such amounts, including either the loan amount or value of the Collateral at its discretion, all at Debtor's expense. In such event, Debtor agrees to reimburse Bank for the cost of such insurance and Bank may add such cost to the Obligations. Debtor shall bear the risk of loss to the extent of any deficiency in the effective insurance coverage with respect to loss or damage to any of the Collateral. Debtor hereby assigns to Bank the proceeds of all such insurance and directs any insurer to make payments directly to Bank. Debtor hereby appoints Bank its attorney-in-fact, which appointment shall be irrevocable and coupled with an interest for so long as the Obligations are unpaid, to file proof of loss and/or any other forms required to collect from any insurer any amount due from any damage or destruction of Collateral, to agree to and bind Debtor as to the amount of said recovery, to designate payee(s) of such recovery, to grant releases to insurer, to grant subrogation rights to any insurer, and to endorse any settlement check or draft. Debtor agrees not to exercise any of the foregoing powers granted to Bank without the Bank's prior written consent.

ADDITIONAL COLLATERAL. If at any time Collateral is reasonably determined in Bank's sole discretion to be unsatisfactory to Bank, then on demand of Bank, Debtor shall immediately furnish such additional Collateral satisfactory to Bank to be held by Bank as if originally pledged hereunder and shall execute such additional security agreements and financing statements as requested by Bank.

FINANCING STATEMENTS. No Financing Statement (other than any filed by Bank or disclosed above) covering any of Collateral or proceeds thereof is on file in any public filing office. This Security Agreement, or a copy thereof, or any Financing Statement executed hereunder may be recorded. On request of Bank, Debtor will execute one or more Financing Statements in form satisfactory to Bank and will pay all costs and expenses of filing the same or of filing this Security Agreement in all public filing offices, where filing is deemed by Bank to be desirable. Bank is authorized to file Financing Statements relating to Collateral without Debtor's signature where authorized by law. Debtor appoints Bank as its attorney-in-fact to execute such documents necessary to accomplish perfection of Bank's security interest. The appointment is coupled with an interest and shall be irrevocable as long as any Obligations remain outstanding. Debtor further agrees to take such other actions as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein. If certificates are issued or outstanding as to any of the Collateral, Debtor will cause the security interests of Bank to be properly protected, including perfection of notation thereon.

LANDLORD/MORTGAGEE WAIVERS. Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver instruments satisfactory in form and substance to Bank by which such mortgagee or landlord waives its rights, if any, in the Collateral.

CONTRACTS, CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES. Debtor warrants that the Collateral consisting of contract rights, chattel paper, accounts, or general intangibles is (i) genuine and enforceable in accordance with its terms except as limited by law; (ii) not subject to any defense, set-off, claim or counterclaim of a material nature against Debtor except as to which Debtor has notified Bank in writing; and (iii) not subject to any other circumstances that would impair the validity, enforceability or amount of such Collateral except as to which Debtor has notified Bank in writing. Debtor shall not amend, modify or supplement any lease, contract or agreement contained in the Collateral or waive any provision therein, without prior written consent of Bank.

ACCOUNT INFORMATION. From time to time, at the Bank's request, Debtor shall provide Bank with schedules describing all accounts and contracts, including customers' addresses, credited or acquired by Debtor and at the Bank's request shall execute and deliver written assignments of contracts and other documents evidencing such accounts and contracts to Bank. Together with each schedule, Debtor shall, if requested by Bank, furnish Bank with copies of Debtor's sales journals, invoices, customer purchase orders or the equivalent, and original shipping or delivery receipts for all goods sold, and Debtor warrants the genuineness thereof.

ACCOUNT AND CONTRACT DEBTORS. Bank shall have the right to notify the account and contract debtors obligated on any or all of the Collateral to make payment thereof directly to Bank and Bank may take control of all proceeds of any such Collateral, which rights Bank may exercise at any time. The cost of such collection and enforcement, including attorneys' fees and expenses, shall be borne solely by Debtor whether the same is incurred by Bank or Debtor. Upon demand of Bank, Debtor will, upon receipt of all checks, drafts, cash and other remittances in payment on Collateral, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal.

If a Default occurs, no discount, credit, or allowance shall be granted by Debtor to any account or contract debtor and no return of merchandise shall be accepted by Debtor without Bank's consent. Bank may, after Default, settle or adjust disputes and claims directly with account contract debtors for amounts and upon terms that Bank considers advisable, and in such cases, Bank will credit the Obligations with the net amounts received by Bank, after deducting all of the expenses incurred by Bank. Debtor agrees to indemnify and defend Bank and hold it harmless with respect to any claim or proceeding arising out of any matter related to collection of the Collateral.

INVENTORY. So long as no Default has occurred, Debtor shall have the right in the regular course of business, to process and sell Debtor's inventory, unless Bank shall hereafter otherwise direct in writing. Upon demand of Bank, Debtor will, upon receipt of all checks, drafts, cash and other remittances, in payment of Collateral sold, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal. Debtor shall comply with all federal, state, and local laws, regulations, rulings, and orders applicable to Debtor or its assets or business, in all respects. Without limiting the generality of the previous sentence, Debtor shall comply with all requirements of the federal Fair Labor Standards Act in the conduct of its business and the production of inventory. Debtor shall notify Bank immediately of any violation by Debtor of the Fair Labor Standards Act, and a failure of Debtor to so notify Bank shall constitute a continuing representation that all inventory then existing has been produced in compliance with the Fair Labor Standards Act.

INSTRUMENTS, CHATTEL PAPER. Any Collateral that is instruments, chattel paper and negotiable documents will be properly assigned to, deposited with and held by Bank, unless Bank shall hereafter otherwise direct or consent in writing. Bank may, without notice, before or after maturity of the Obligations, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to the Collateral, but shall have no duty to do so.

COLLATERAL DUTIES. Bank shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein; and by way or explanation and not by way of limitation, Bank shall incur no liability for any of the following: (i) loss or depreciation of the Collateral (unless caused by its willful misconduct), (ii) its failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral, or (iii) its failure to present or surrender for redemption, conversion or exchange any bond, stock, paper or other security whether in connection with any merger, consolidation, recapitalization, or reorganization, arising out of the refunding of the original security, or for any other reason, or its failure to notify any party hereto that the Collateral should be so presented or surrendered.

TRANSFER OF COLLATERAL. The Bank may assign its rights in the Collateral or any part thereof, to the assignee, as well as any subsequent holder hereof, who shall thereupon become vested with all the powers and rights herein given to the Bank with respect to the property so transferred and delivered, and the Bank shall thereafter be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred the Bank shall retain all rights and powers hereby given.

SUBSTITUTE COLLATERAL. With prior written consent of Bank, other Collateral may be substituted for the original Collateral herein in which event all rights, duties, obligations, remedies and security interests provided for, created or granted shall apply fully to such substitute Collateral.

INSPECTION, BOOKS AND RECORDS. Debtor will at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom. Bank, or any of its agents, shall have the right, at intervals to be determined by Bank and without hindrance or delay, to inspect, audit, and examine the Collateral and to make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral, Debtor's business or any other transaction between the parties hereto. Debtor will at its expense furnish Bank copies thereof upon request.

CROSS COLLATERALIZATION LIMITATION. As to any other existing or future consumer purpose loan by Bank to Debtor, within the meaning of the Federal Consumer Credit Protection Act, Bank expressly waives any security interest granted herein in Collateral that Debtor uses as a principal dwelling and household goods.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Debtor shall pay all of Bank's reasonable expenses incurred in enforcing this Agreement and in preserving and liquidating the Collateral, including but not limited to, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

DEFAULT. Unless cured within the applicable Cure Period as defined in the Promissory Note of even date herewith, if any of the following occurs, a default ("Default") under this Security Agreement shall exist: (i) The failure of timely payment or performance of any of the Obligations or a default under any Loan Document; (ii) Any breach of any representation or agreement contained or referred to in this Security Agreement or other Loan Document; (iii) Any loss, theft, substantial damage, or destruction of the Collateral not fully covered by insurance, or as to which insurance proceeds are not remitted to Bank within 30 days of the loss; any sale (except the sale of inventory in the ordinary course of business), lease, or encumbrance of any of the Collateral without prior written consent of Bank; or the making of any levy, seizure, or attachment on or of the Collateral which is not removed with 10 days; or (iv) the death of, appointment of guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Debtor, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Debtor or any party to the Loan Documents.

REMEDIES ON DEFAULT (INCLUDING POWER OF SALE). If a Default occurs, all of the Obligations shall be immediately due and payable, without notice and Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation thereto, Bank shall have the following rights and remedies: (i) To take immediate possession of the Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which the Collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render the Collateral unusable or dispose of said Collateral on Debtor's premises. (ii) To require Debtor to assemble the Collateral and make it available to Bank at a place to be designated by Bank.
(iii) To exercise its right of set-off or bank lien as to any monies of Debtor deposited in demand, checking, time, savings, certificate of deposit or other accounts of any nature maintained by Debtor with Bank or Affiliates of Bank, without advance notice, regardless of whether such accounts are general or special. (iv) To dispose of Collateral, as a unit or in parcels, separately or with any real property interests also securing the Obligations, in any county or place to be selected by Bank, at either private or public sale (at which public sale bank may be the purchaser) with or without having the Collateral physically present at said sale. (v) Any notice of sale, disposition or other action by Bank required by law and sent to Debtor at Debtor's address shown above, or at such other address of Debtor as may from time to time be shown on the records of Bank, at least 5 days prior to such action, shall constitute reasonable notice to Debtor. Notice shall be deemed given or sent when mailed postage prepaid to Debtor's address as provided herein. (vi) Bank shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Bank with respect to any of the Collateral, to the Obligations in such order and manner as Bank may determine. (vii) Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Bank in a recognized market for such collateral without providing notice of sale.

REMEDIES ARE CUMULATIVE. No failure on the part of Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Bank or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

MISCELLANEOUS. (i) Amendments and Waivers. No waivers, amendments or modifications of any provision of this Security Agreement shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. Neither the failure of, nor any delay by, Bank in exercising any right, power or privilege granted pursuant to this Security Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.
(ii) Assignment. All rights of Bank hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by Bank, its successors, assigns and affiliates. Debtor shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Debtor to assign without Bank's prior written consent is null and void. Any assignment shall not release Debtor from the Obligations. This Security Agreement shall be binding upon Debtor, and the heirs, personal representatives, successors, and assigns of Debtor. (iii) Applicable Law; Conflict Between Documents. This Security Agreement shall be governed by and construed under the law of the state in which the office of Bank as stated above is located without regard to that state's conflict of laws principles. If any terms of this Security Agreement conflict with the terms of any commitment letter or loan proposal, the terms of this Security Agreement shall control. (iv) Jurisdiction. Debtor irrevocably agrees to non-exclusive personal jurisdiction in the state in which the office of Bank as stated above is located. (v) Severability. If any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. (vi) Notices. Any notices to Debtor shall be sufficiently given, if in writing and mailed or delivered to the address of Debtor shown above or such other address as provided hereunder; and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that the Debtor changes Debtor's address at any time prior to the date this Note is paid in full, Debtor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. (vii) Captions. The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof. The use of the plural shall also mean the singular, and vice versa. (viii) Loan Documents. The term "Loan Documents" refers to all documents executed in connection with the Obligations and may include, without limitation, commitment letters, loan agreements, guaranty agreements, other security agreements, letters of credit, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, and any amendments or supplements (excluding swap agreements as defined in 11 U.S.C. ss. 101). (ix) Joint and Several Liability. If more than one person has signed this Security Agreement, such parties are jointly and severally obligated hereunder. (x) Binding Contract. Debtor by execution and Bank by acceptance of this Security Agreement, agree that each party is bound by all terms and provisions of this Security Agreement.


IN WITNESS WHEREOF, Debtor, effective as of the day and year first written above, has caused this Agreement to be executed under seal.


                                     Sherwood Brands Overseas, Inc.
                                     Taxpayer Identification Number: N/A

CORPORATE                            By: /s/ Anat Schwartz
SEAL                                     --------------------------------
                                     Title:  Director
                                             ----------------------------

FIRST UNION

                             UNCONDITIONAL GUARANTY


November 29, 1996

Sherwood Brands, Inc.
6110 Executive Boulevard, Suite 1080
Rockville, Maryland 20852

Sherwood Brands Overseas, Inc.
6110 Executive Boulevard, Suite 1080
Rockville, Maryland 20852
(Individually and collectively "Borrower")

Uziel Frydman
5800 Nicholson Lane
Rockville, Maryland 20852
(Individually and collectively "Guarantor")

First Union National Bank of Maryland
1970 Chain Bridge Road
McLean, Virginia 22012
(Hereinafter referred to as "Bank")

To induce Bank to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, and in consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Bank and its successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of Borrower to Bank and its affiliates, including, but not limited to, all obligations under any notes, loan agreements, security agreements, letters of credit, swap agreements (as defined in 11 U.S. Code ss.101), instruments, accounts receivable, contracts, drafts, leases, chattel paper, indemnities, acceptances, repurchase agreements, overdrafts, and the Loan Documents defined below, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter contracted or acquired, and all modifications, extensions or renewals thereof, including without limitation all principal, interest, charges, and costs and expenses incurred thereunder (including attorneys' fees and other costs of collection incurred, regardless of whether suit is commenced) (collectively, the "Guaranteed Obligations").

Guarantor further covenants and agrees:

GUARANTOR'S LIABILITY. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection. The parties to this Guaranty are jointly and severally obligated hereunder. This Guaranty does not impose any obligation on Bank to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by Bank, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give the Bank additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to Bank by Guarantor; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to Bank and other guaranties of the Guaranteed Obligations.

TERMINATION OF GUARANTY. Guarantor may terminate this Guaranty by written notice, delivered personally to or received by certified or registered United States Mail by an authorized officer of the Bank at the address for notices provided herein. Such termination shall be effective with respect to Guaranteed Obligations arising more than 15 days after the date such written notice is received by said Bank officer. Guarantor may not terminate this Guaranty as to Guaranteed Obligations (including any subsequent extensions, modifications or compromises of the Guaranteed Obligations) then existing, or to Guaranteed Obligations arising subsequent to receipt by Bank of said notice if such Guaranteed Obligations are a result of Bank's obligation to make advances pursuant to a commitment entered into prior to expiration of the 15 day notice period, or are a result of advances which are necessary for Bank to protect its collateral or otherwise preserve its interests. Termination of this Guaranty by any single Guarantor will not affect the existing and continuing obligations of any other guarantor hereunder.

APPLICATION OF PAYMENTS, BANK LIEN AND SET-OFF. Monies received from any source by Bank for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by Bank. Except as prohibited by law, Guarantor grants Bank a security interest in all of Guarantor's accounts maintained with Bank and any of its affiliates (collectively, the "Accounts"). If a Default occurs, Bank is authorized to exercise its right of set-off or to foreclose its lien against any obligation of Bank to Guarantor including, without limitation, all Accounts or any other debt of any maturity, without notice.

CONSENT TO MODIFICATIONS. Guarantor consents and agrees that Bank may from time to time, in its sole discretion, without affecting, impairing, lessening or releasing the obligations of the Guarantor hereunder: (a) extend or modify the time, manner, place or terms of payment or performance and/or otherwise change or modify the credit terms of the Guaranteed Obligations; (b) increase, renew, or enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with Bank; (e) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by Bank in connection with the Guaranteed Obligations or any liabilities or obligations of Guarantor; and (f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to Bank; all in such manner and upon such terms as Bank may deem appropriate, and without notice to or further consent from Guarantor. No invalidity, irregularity, discharge or unenforceability of, or action or omission by Bank relating to any part of, the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.

WAIVERS AND ACKNOWLEDGMENTS. Except as expressly provided in the Loan Documents, Guarantor waives and releases the following rights, demands, and defenses Guarantor may have with respect to Bank and collection of the Guaranteed
Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from Borrower or any other person liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that Bank make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to the Guaranteed Obligations, including any such rights Guarantor might otherwise have had under Va. Code ss.ss. 49-25 and 49-26, et seq., N.C.G.S. ss.ss. 26-7, et seq., Tenn. Code Ann. ss. 47-12-101, O.C.G.A. ss. 10-7-24 (and any successor statute) and any other applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor; (d) that Bank preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at a particular time; (e) notice of extensions, modifications, renewals, or novations of the Guaranteed Obligations, of any new transactions or other relationships between Bank, Borrower and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Borrower or any other guarantor;

(f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever; (g) the right to assert against Bank any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to Bank; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of Bank's lien on any collateral, of the Loan Documents, or of any other guaranties held by Bank; (i) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and
(j) the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that it has relied upon its own due diligence in making its own independent appraisal of Borrower, Borrower's business affairs and financial condition, and any collateral; Guarantor will continue to be responsible for making its own independent appraisal of such matters; and Guarantor has not relied upon and will not hereafter rely upon Bank for information regarding Borrower or any collateral.

FINANCIAL CONDITION. Guarantor warrants, represents and covenants to Bank that on and after the date hereof: (a) the fair saleable value of Guarantor's assets exceeds its liabilities, Guarantor is meeting its current liabilities as they mature, and Guarantor is and shall remain solvent; (b) all financial statements of Guarantor furnished to Bank are correct and accurately reflect the financial condition of Guarantor as of the respective dates thereof; (c) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of Guarantor; (d) there are not now pending any court or administrative proceedings or undischarged judgments against Guarantor, no federal or state tax liens have been filed or threatened against Guarantor, and Guarantor is not in default or claimed default under any agreement; and (e) at such reasonable times as Bank requests, Guarantor will furnish Bank with such other financial information as Bank may reasonably request.

INTEREST. Regardless of any other provision of this Guaranty or other Loan Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, the effective interest shall be deemed reduced to and shall be such maximum lawful interest, and any sums of interest which have been collected in excess of such maximum lawful interest shall be applied as a credit against the unpaid principal balance of the Guaranteed Obligations.

DEFAULT. If any of the following events occur, a default ("Default") under this Guaranty shall exist: (a) Failure of timely payment or performance of the Guaranteed Obligations or a default under any Loan Document; (b) A breach of any agreement or representation contained or referred to in the Guaranty, or any of the Loan Documents, or contained in any other contract or agreement of Guarantor with Bank or its affiliates, whether now existing or hereafter arising; (c) The death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or the commencement of any insolvency or bankruptcy proceeding by or against, Guarantor or any general partner of or the holder(s) of the majority ownership interests of Guarantor; and/or (d) The entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Guarantor.

If a Default occurs, the Guaranteed Obligations shall be due immediately and payable without notice. Guarantor shall pay interest on the Guaranteed Obligations from such Default at the highest rate of interest charged on any of the Guaranteed Obligations.

ATTORNEY'S FEES AND OTHER COSTS OF COLLECTION. Guarantor shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

SUBORDINATION OF OTHER DEBTS. Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to Guarantor ("Subordinated Debt") to any and all obligations of Borrower to Bank now or hereafter existing while this Guaranty is in effect, provided however that Guarantor may receive regularly scheduled principal and interest payments on the Subordinated Debt so long as (i) all sums due and payable by Borrower to Bank have been paid in full on or prior to such date, and (ii) no event or condition which constitutes or which with notice or the lapse or time would constitute an event of default with respect to the Guaranteed Obligations, shall be continuing on or as of the payment date; (b) Guarantor will place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to Bank by Guarantor, properly endorsed to the order of Bank, to apply to the Guaranteed Obligations.

MISCELLANEOUS. (a) Assignment. This Guaranty and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Guaranty and other Loan Documents are freely assignable, in whole or in part, by Bank. Any assignment shall not release Guarantor from the Guaranteed Obligations. (b) Applicable Law; Conflict Between Documents. This Guaranty and other Loan Documents shall be governed by and construed under the laws of the state in which office of Bank first shown above is located without regard to that state's conflict of laws principles. If the terms of this Guaranty should conflict with the terms of any commitment letter that survives closing, the terms of this Guaranty shall control. (c) Jurisdiction. Guarantor irrevocably agrees to non-exclusive personal jurisdiction in the state in which the office of Bank first shown above is located. (d) Severability. If any provision of this Guaranty or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other document. (e) Notices. Any notices to Guarantor shall be sufficiently given, if in writing and mailed or delivered to the Guarantor's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Guarantor changes Guarantor's address at any time prior to the date the Guaranteed Obligations are paid in full, Guarantor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. (f) Plural; Captions. All references in the Loan Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. (g) Binding Contract. Guarantor by execution of and Bank by acceptance of this Guaranty agree that each party is bound to all terms and provisions of this Guaranty. (h) Amendments, Waivers and Remedies. No waivers, amendments or modifications of this Guaranty and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or privilege granted pursuant to this Guaranty and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to Bank with respect to this Guaranty and other Loan Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. (i) Partnerships. If Guarantor is a partnership, the obligations, liabilities and agreements on the part of Guarantor shall remain in full force and effect and fully applicable notwithstanding any changes in the individuals comprising the partnership. The term "Guarantor" includes any altered or successive partnerships, and predecessor partnership(s) and the partners shall not be released from any obligations or liabilities hereunder. (j) Loan Documents. The term "Loan Documents" refers to all documents executed in connection with the Guaranteed Obligations and may include, without limitation, commitment letters that survive closing, loan agreements, other guaranty agreements, security agreements, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, letters of credit and any amendments or supplements (excluding swap agreements as defined in 11 U.S. Code ss. 101).

ANNUAL FINANCIAL STATEMENTS. Guarantor shall deliver to Bank annually, within thirteen months of the previous statement date on file with Bank, Guarantor's financial statement. Said financial statement shall disclose all of Guarantor's assets, liabilities, net worth income and contingent liabilities, all in reasonable detail and acceptable to Bank and submitted on a form to be provided by Bank or on such other form acceptable to Bank, signed by Guarantor and certified by Guarantor to Bank to be true, correct and complete.

FINANCIAL AND OTHER INFORMATION. Guarantor shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Guarantor's financial condition. Such information shall be true, complete, and accurate.

TAX RETURNS. Guarantor shall deliver to Bank, within 30 days of filing, complete copies of federal and state tax returns, as applicable, each of which shall be signed and certified by Guarantor to be true and complete copies of such returns. In the event an extension is filed, Guarantor shall deliver a copy of the extension within 30 days of filing.

SECURITY. Guarantor has granted Bank a security interest in the collateral described in the Loan Documents, including, but not limited to, real property collateral described in that certain Deed of Trust dated November 30, 1995.

ARBITRATION. [ILLEGIBLE]

[ILLEGIBLE] The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, Bank and Guarantor agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Guarantor shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property;
(iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Guarantor and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

CONFESSION OF JUDGMENT. If a Default occurs under this Guaranty, each Guarantor hereby authorizes any attorney designated by Bank or any clerk of any court of record to appear for it in any court of record and confess judgment against it without prior hearing, in favor of Bank for and in the amount of the Guaranteed Obligations then outstanding plus interest accrued and unpaid thereon, all other amounts then due and payable under this Guaranty or other Loan Documents, costs of suit and attorneys' fees in an amount equal to 15% of the Guaranteed Obligations then outstanding (which shall be deemed reasonable attorneys' fees for the purposes of this paragraph). The authority and power to appear for and enter judgment against the Guarantor shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto. Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as Bank shall deem necessary or desirable, for all of which this Guaranty shall be a sufficient warrant. Notwithstanding any provision or waiver contained herein to the contrary, Guarantor shall have all rights and remedies available to a defendant under Rule 2-611 Maryland Rules of Procedure of the Annotated Code of Maryland, as amended.

IN WITNESS WHEREOF, Guarantor, effective as of the day and year first written above, has caused this Unconditional Guaranty to be executed under seal.



                                     /s/ Uziel Frydman
                                     ------------------------------------(SEAL)
                                     Uziel Frydman
                                     Taxpayer Identification Number: ###-##-####

FIRST UNION

                             SUBORDINATION AGREEMENT


To:   First Union National Bank of Maryland ("Bank")

Date:    November 29, 1996
__________________, Maryland



I, Sherwood Foods, Inc., creditor of Sherwood Brands, Inc., (hereinafter referred to as "Borrower"), in the amount shown in the attached Schedule "A", know that Borrower desires to obtain credit accommodation from you and that you are willing to extend credit accommodation to Borrower from time to time in such amounts as you deem advisable, provided the Subordination Agreement ("Agreement") herein set forth shall be and remain in effect. To induce you to give such credit accommodation to Borrower, I agree that:

     (1) Any indebtedness now existing or hereafter contracted and owing by Borrower to you, notice of the creation, existence, extension and renewal of such indebtedness being hereby waived by me, shall be paid prior to payment of any part of any and all indebtedness, now existing or hereafter contracted and owing by Borrower to me, and that I shall receive no security (without the security being fully subordinated to the Bank debt) from Borrower for such indebtedness to me, nor any loans, advances or gifts from Borrower so long as Borrower shall be indebted to you (except as shown in the attached Schedule "B").

     (2) All such indebtedness of Borrower to me, now existing or hereafter contracted, is hereby assigned to you as security for the payment of all such indebtedness of Borrower to you and nothing in this agreement provided shall by implication diminish the effect of the assignment contained in this paragraph.

     (3) In any proceeding to wind up the affairs of Borrower, whether in bankruptcy or otherwise, or for an arrangement with creditors, or for reorganization of Borrower, you shall have the right to prove and vote my claim and to receive all distributions thereon.

     (4) Any notes or other evidence of indebtedness which have been or shall be issued to me by Borrower shall be deposited with you or shall be endorsed with a memo reading: "Payment of this instrument is subordinated to all debts now or hereafter owed by maker to First Union National Bank of Maryland."

     (5) Upon any breach of this Agreement by me or Borrower, all indebtedness then owing by Borrower to you shall, at your option, become due and payable at once. Any funds or property of any kind received by me in violation of this Agreement shall be held by me in trust for you and shall be paid or delivered over to you upon demand. Waiver of earlier breaches by you shall not be construed as waiver of any later breach. This Agreement shall remain in full force and effect until written notice of its termination shall have been given by me to a First Union officer duly authorized by you and familiar with the transaction giving rise to this Agreement, and any such termination shall in no manner impair or affect my liability then existing to you hereunder, or the priority of any claim held by you against the Borrower at the time of such termination.

Borrower joins in this Agreement which shall be binding upon all parties hereto and their respective heirs, assigns, successors, executors and administrators.


Executed at Rockville, Maryland, on the day and year first above written.

Sherwood Foods, Inc.

By: /s/ Anat Schwartz
    ------------------------------------          CORPORATE SEAL
Title: Vice President
       ---------------------------------

By:
    ------------------------------------
Title:
       ---------------------------------


Sherwood Brands, Inc., Borrower


By: /s/ Anat Schwartz
    ------------------------------------          CORPORATE SEAL
Title: Director
       ---------------------------------


By:
    ------------------------------------
Title:
       ---------------------------------

                                  SCHEDULE "A"

Promissory Note

Payee:  Sherwood Foods, Inc.            Date ________________________

                                        Amount $218,331.00.

PAYMENT OF THIS INSTRUMENT IS SUBORDINATED TO ALL DEBTS NOW OR HEREAFTER OWED BY MAKER TO FIRST UNION NATIONAL BANK OF MARYLAND.


--------------------------------------------------------------------------------


                                  SCHEDULE "B"

Exceptions:


As long as Borrower is not in default under its obligations to Bank, Borrower may make payments hereunder so long as the aggregate repayment on all indebtedness subordinated to Borrower's indebtedness to Bank does not exceed $125,000.00 annually, as long as the minimum net worth does not fall below $2,300,000.00 in the aggregate.

Prepared by: L. Marie Jones
RETURN TO: QUALITY CONTROL AND COMPLIANCE
FIRST UNION NATIONAL BANK OF VIRGINIA
P.  0. Box 13327
Roanoke, Virginia 24040-7391

PARCEL IDENTIFICATION NUMBER ______________

This is to certify that this instrument has been prepared by First Union National Bank of Maryland, one of the parties named in the instrument.

                                     --------------------------------------
                                     L. Marie Jones, Doc Prep Specialist




                   MODIFICATION AND EXTENSION OF DEED OF TRUST

     THIS MODIFICATION AND EXTENSION, is made effective as of November 29, 1996, by Uziel Frydman and Ilana Frydman, the Grantor under the Deed of Trust described below ("Grantor") whose address is 5800 Nicholson Lane, Rockville, Maryland 20852, and delivered to First Union National Bank of Maryland, a national banking association ("Bank"), whose address is Congressional Park Plaza Branch, 110 Congressional Lane, Rockville, Maryland 20852.

                                    RECITALS

     Bank is owner and holder of a certain Indemnity Deed Of Trust (the "Deed of Trust") wherein TRSTE Inc. is the trustee, dated November 30, 1995, recorded in Libor 13918, folio 550, of the public land records of the County of Montgomery, State of Maryland.

     Bank is owner and holder of a certain Guaranty (the "Guaranty") dated November 30, 1995, made by Grantor, which is secured by the Deed of Trust.

     Sherwood Brands, Inc. and Sherwood Brands Overseas, Inc. are indebted to First Union National Bank of Maryland in an aggregate amount, including future advances, of Four Million and No/100ths Dollars ($4,000,000.00), (the "Note") which indebtedness is also secured by the Deed of Trust and guaranteed by the Guaranty.

     Bank and Grantor have modified the Guaranty and accordingly have agreed to modify and extend the Deed of Trust.

                                   WITNESSETH

     In consideration of the foregoing premises Grantor and Bank hereby modify the Deed of Trust as follows:

     Guaranty Modified. Bank and Guarantor have executed a Unconditional Guaranty (the "Modified Guaranty") dated November 29, 1996, that modifies the Guaranty. It is hereby certified that a Borrower in the name of Sherwood Brands Overseas, Inc. is being added to the Modified Guaranty.

     Modified Guaranty Secured. Grantor acknowledges and agrees (i) that the Modified Guaranty is a modification of the Guaranty, (ii) that the payment and performance of the Obligations (as the term "Obligations" is defined in the Modified Guaranty) is secured by the Deed of Trust, (iii) that there are no defenses or impediments to enforcement of the lien of the Deed of Trust, and
(iv) that the Modified Guaranty evidences the same indebtedness as the Guaranty and is not a novation.

     Deed of Trust Confirmed. Grantor acknowledges and agrees that the Deed of Trust, except as expressly modified by this Modification And Extension shall remain in full force and effect as originally executed and the terms of this Modification And Extension shall be part of the Deed of Trust. The new expiration date of the Deed of Trust will be November 30, 1997.

     Document Taxes. Grantor shall pay the full amount of any documentary stamp tax, intangible tax, interest, filing fees and penalties, if any, charged incident to the loan transaction and modification(s) described in or created by this Modification And Extension and the filing of this Agreement. If Grantor fails to pay the obligations under this paragraph, Bank may pay such obligations. Any amounts so paid by Bank shall bear interest at the default rate stated in the Modified Note and shall be secured by the Deed of Trust.

     IN WITNESS WHEREOF, Grantor, Trustee and Bank have signed and sealed this instrument as of the day and year first above written.



                                     Bank

CORPORATE SEAL                       First Union National Bank of Maryland

                                     By:
                                         -------------------------------------

                                     Title:
                                            ----------------------------------


                                     Trustee

CORPORATE SEAL                       TRSTE Inc.

                                     By:
                                         -------------------------------------

                                     Title:
                                            ----------------------------------


                                     Grantor

                                             /s/ Uziel Frydman
                                     -------------------------------------(SEAL)
                                               Uziel Frydman


                                             /s/ Ilana Frydman
                                     -------------------------------------(SEAL)
                                               Ilana Frydman

State of Maryland
City/County of _______________


                               BANK ACKNOWLEDGMENT

     I certify that before me appeared this day, _____________________, a person known to me, who after being sworn said he/she is __________________ of First Union National Bank of Maryland, a national banking association, and is duly authorized to act on behalf of said bank, that the seal affixed to the foregoing instrument is the seal of said bank and that said instrument was signed and sealed by him/her on behalf of said bank, and being informed of the contents thereof, acknowledged execution of the foregoing instrument on behalf of said bank.

     Witness my hand and official seal, this ______ day of ____________, 19___.


                                     ____________________________, Notary Public
        Notary Seal
                                     _______________________________________
                                     (Printed Name of Notary)

                                     My Commission expires: ____________________


State of Maryland
City/County of ____________________


                             TRUSTEE ACKNOWLEDGMENT

     I certify that before me appeared this day, _______________________ , a person known to me, who after being sworn said he/she is __________________ of TRSTE, Inc., a Virginia Corporation, and is duly authorized to act on behalf of said corporation, that the seal affixed to the foregoing instrument is the seal of said corporation and that said instrument was signed and sealed by him/her on behalf of said corporation, and acknowledged execution of the foregoing instrument on behalf of said corporation.

     Witness my hand and official seal, this _____ day of ______________,19___.


                                     ____________________________, Notary Public
        Notary Seal
                                     _______________________________________
                                     (Printed Name of Notary)

                                     My Commission expires: ____________________

State of Maryland
City/County of Montgomery


                            INDIVIDUAL ACKNOWLEDGMENT

     I certify that Uziel Frydman, a person(s) known to me, appeared before me this day, and being informed of the contents thereof, acknowledged execution of the foregoing instrument.

Witness my hand and official seal, this 11th day of December 1996.


                                     /s/ Patricia A. Carroll,      Notary Public
                                     ------------------------------
Notary Seal                          Patricia A. Carroll
                                     ------------------------------
                                           (Printed Name of Notary)

                                     My Commission expires: ____________________

                                           Patricia A. Carroll, Notary Public
                                                   Montgomery County
                                                   State of Maryland
                                           My Commission Expires May 1, 2000

State of Maryland
City/County of Montgomery


                            INDIVIDUAL ACKNOWLEDGMENT

     I certify that Ilana Frydman, a person(s) known to me, appeared before me this day, and being informed of the contents thereof, acknowledged execution of the foregoing instrument.

Witness my hand and official seal, this 11th day of December 1996.


                                     /s/ Patricia A. Carroll,      Notary Public
                                     -----------------------------
Notary Seal                          Patricia A. Carroll
                                     -----------------------------
                                           (Printed Name of Notary)

                                     My Commission expires: ____________________

                                           Patricia A. Carroll, Notary Public
                                                   Montgomery County
                                                   State of Maryland
                                           My Commission Expires May 1, 2000


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